Exhibit 99.1

                       Advanta Has Another Strong Quarter

          Marked by Solid Profits, Low Credit Losses, and Growth in New
                                    Customers

    SPRING HOUSE, Pa.--(BUSINESS WIRE)--Oct. 31, 2006--Advanta Corp. (NASDAQ:ADVNB; ADVNA) today reported third quarter 2006 net income of $21.1 million or $0.73 per diluted share for Class A and Class B shares combined. Advanta Business Cards earned net income of $20.7 million compared to $16.2 million for third quarter 2005.

    "I am happy to report strong profits again this quarter and to share with you that our portfolio is performing well and growing. Not only are we continuing to attract a large number of new high credit quality, profitable customers through our focused marketing efforts, but we are able to leverage our infrastructure costs through this growth," said Dennis Alter, Chairman and CEO. "During the quarter, new bankruptcy filings remained lower than we anticipated, and we are increasing our guidance for 2006 full year earnings from continuing operations to a range of $2.78 to $2.83 per combined diluted share primarily due to the lower net credit losses we now expect for the full year."

    The earnings per share guidance assumes no venture capital investment gains or losses in the fourth quarter as such amounts are based on future market conditions which cannot be reliably forecasted.

    During the third quarter of 2006, Advanta Business Cards customers exceeded the 1 million mark while ending managed receivables of $4.6 billion grew 29% over the same quarter last year. Owned Business Cards receivables were $1.2 billion at quarter end, reflecting growth of 46% over those reported at the same quarter end last year. Transaction volume for the quarter was $3.1 billion, exceeding third quarter 2005 volume by 23%.

    Conference Call Details

    Advanta management will hold a conference call with analysts and institutional investors today, October 31, at 11:00 a.m. Eastern time to review third quarter results and expectations for full year 2006. The call can be accessed by dialing 719-457-2680 and referring to pass code 9344787. The call will also be webcast simultaneously via a Vcall link on the Company's website, www.advanta.com, or at www.vcall.com. Those interested in listening to the webcast should go to the website at least fifteen minutes before the call to register and download any necessary software. Replays of the call will be available beginning at 2 p.m. today on the Internet at www.advanta.com or www.vcall.com or by dialing 719-457-0820 and referring to confirmation code 9344787. The conference call may include a discussion of non-GAAP financial measures, which are reconciled to the most directly comparable GAAP financial measure in the press releases or the statistical supplements available at www.advanta.com in the "Corporate Info" section.

    Advanta focuses on the small business market and related community, providing funding and support to the nation's small businesses and business professionals through innovative product offerings and services. Using its direct marketing and information-based expertise, Advanta identifies potential customers and provides a high level of service tailored to the needs of small businesses. Advanta is one of the nation's largest issuers (through Advanta Bank Corp.) of business credit cards to small businesses and business professionals. Since 1951, Advanta has pioneered many of the marketing techniques common in the financial services industry today, including remote lending and direct mail, affinity and relationship marketing. Learn more about Advanta at www.advanta.com.

    This Press Release contains forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. The most significant among these risks and uncertainties are: (1) the Company's managed net interest income including changes resulting from fluctuations in the volume of receivables and the range and timing of pricing offers to cardholders; (2) competitive pressures, including product development and pricing, among financial institutions; (3) political conditions, social conditions, monetary and fiscal policies and general economic and other environmental conditions that affect the level of new account originations, customer spending, delinquencies and charge-offs; (4) factors affecting fluctuations in the number of accounts or receivable balances, including the retention of cardholders after promotional pricing periods have expired; (5) interest rate fluctuations; (6) the level of expenses; (7) the timing of the securitizations of the Company's receivables; (8) the effects of government regulation, including restrictions and limitations imposed by banking laws, regulators and examinations; (9) effect of, and changes in, tax laws, rates, regulations and policies; (10) effect of legal and regulatory developments, including changes in bankruptcy laws and regulations and the ultimate resolution of the industry-related judicial proceedings relating to the legality of certain interchange rates; (11) relationships with customers, significant vendors and business partners; (12) difficulties or delays in the Company's ability to develop, acquire, produce, test and market products or services, including the ability and cost to obtain intellectual property rights or a failure to implement new products or services when anticipated; (13) the amount and cost of financing available to the Company; (14) the ratings on the debt of the Company and its subsidiaries; (15) the effect of changes in accounting policies or practices as may be required by changes in U.S. generally accepted accounting principles; (16) the impact of litigation, including judgments, settlements and actual or anticipated insurance recoveries for costs or judgments; (17) the proper design and operation of the Company's disclosure controls and procedures; and
(18) the ability to attract and retain key personnel. Additional risks that may affect the Company's future performance are detailed in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.

    In addition to the GAAP results provided throughout this document, the Company has provided managed receivable data and other non-GAAP financial measurements. Management believes that the non-GAAP financial measures used to manage the business may provide users additional useful information. The tables attached to this press release include a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure and a description of why the non-GAAP financial measures are useful to investors.




                               ADVANTA
                       SEGMENT INCOME STATEMENT
                            (in thousands)

                          Three Months Ended
                          September 30, 2006
----------------------------------------------------------------------

                                          Advanta
                                         Business
                                           Cards   Other (A)   Total
                                         --------- --------- ---------
Interest income                          $ 38,639  $  7,289  $ 45,928
Interest expense                           11,743     7,906    19,649
                                         --------- --------- ---------
Net interest income                        26,896      (617)   26,279
Provision for credit losses                 9,202         0     9,202
                                         --------- --------- ---------
Net interest income after provision for
 credit losses                             17,694      (617)   17,077
Noninterest revenues:
  Interchange income                       52,835         0    52,835
  Securitization income                    26,232         0    26,232
  Servicing revenues                       16,777         0    16,777
  Business credit card rewards            (17,639)        0   (17,639)
  Other revenues, net                       3,627     1,365     4,992
                                         --------- --------- ---------
Total noninterest revenues                 81,832     1,365    83,197
Operating expenses                         65,789       143    65,932
                                         --------- --------- ---------
Income before income taxes                 33,737       605    34,342
Income tax expense                         12,989       233    13,222
                                         --------- --------- ---------
Net income                               $ 20,748  $    372  $ 21,120
                                         ========= ========= =========

                          Three Months Ended
                          September 30, 2005
----------------------------------------------------------------------

                                          Advanta
                                         Business
                                           Cards   Other (A)   Total
                                         --------- --------- ---------
Interest income                          $ 30,173  $  5,120  $ 35,293
Interest expense                           10,169     5,132    15,301
                                         --------- --------- ---------
Net interest income                        20,004       (12)   19,992
Provision for credit losses                11,275       (43)   11,232
                                         --------- --------- ---------
Net interest income after provision for
 credit losses                              8,729        31     8,760
Noninterest revenues:
  Interchange income                       42,891         0    42,891
  Securitization income                    31,797         0    31,797
  Servicing revenues                       12,785         0    12,785
  Business credit card rewards            (14,319)        0   (14,319)
  Other revenues, net                       3,141       144     3,285
                                         --------- --------- ---------
Total noninterest revenues                 76,295       144    76,439
Operating expenses                         58,460       255    58,715
                                         --------- --------- ---------
Income (loss) before income taxes          26,564       (80)   26,484
Income tax expense (benefit)               10,360       (31)   10,329
                                         --------- --------- ---------
Income (loss) from continuing operations   16,204       (49)   16,155
Loss on discontinuance of mortgage
 business, net of tax                           0   (12,299)  (12,299)
Net income (loss)                        $ 16,204  $(12,348) $  3,856
                                         ========= ========= =========

(A) Other includes venture capital operations as well as investment and other activities not attributable to the Advanta Business Cards segment.






                               ADVANTA
                              HIGHLIGHTS
                (in thousands, except per share data)

                           Three Months Ended      Percent Change From
                      ----------------------------
                      Sept. 30, June 30, Sept. 30,   Prior     Prior
EARNINGS                2006      2006     2005     Quarter    Year
----------------------------------------------------------------------
Basic income from
 continuing
 operations per
 common share:
  Class A             $   0.75  $  0.84  $   0.58    (10.7)%     29.3%
  Class B                 0.81     0.87      0.61      (6.9)     32.8
  Combined (A)            0.79     0.86      0.60      (8.1)     31.7
Diluted income from
 continuing
 operations per
 common share:
  Class A                 0.71     0.78      0.54      (9.0)     31.5
  Class B                 0.73     0.79      0.56      (7.6)     30.4
  Combined (A)            0.73     0.79      0.55      (7.6)     32.7
Basic net income per
 common share:
  Class A                 0.75     0.86      0.12     (12.8)    525.0
  Class B                 0.81     0.90      0.15     (10.0)    440.0
  Combined (A)            0.79     0.89      0.14     (11.2)    464.3
Diluted net income
 per common share:
  Class A                 0.71     0.81      0.12     (12.3)    491.7
  Class B                 0.73     0.81      0.14      (9.9)    421.4
  Combined (A)            0.73     0.81      0.13      (9.9)    461.5

Return on average
 common equity           15.85%   17.99%     3.08%    (11.9)    414.6

COMMON STOCK DATA
----------------------------------------------------------------------
Weighted average
 common shares used
 to compute:
Basic earnings per
 common share
  Class A                8,862    8,854     8,829       0.1%      0.4%
  Class B               17,887   17,945    17,901      (0.3)     (0.1)
                      --------- -------- ---------
  Total                 26,749   26,799    26,730      (0.2)      0.1
Diluted earnings per
 common share
  Class A                8,862    8,854     8,829       0.1       0.4
  Class B               20,167   20,459    20,409      (1.4)     (1.2)
                      --------- -------- ---------
  Total                 29,029   29,313    29,238      (1.0)     (0.7)

Ending shares
 outstanding:
  Class A                9,607    9,607     9,607       0.0       0.0
  Class B               18,961   17,865    18,692       6.1       1.4
                      --------- -------- ---------
  Total                 28,568   27,472    28,299       4.0       1.0

Stock price:
  Class A
    High              $  34.99  $ 38.24  $  28.75      (8.5)     21.7
    Low                  29.16    31.52     24.34      (7.5)     19.8
    Closing              33.97    32.79     26.06       3.6      30.4
  Class B
    High                 38.25    41.74     30.96      (8.4)     23.5
    Low                  31.92    34.50     26.65      (7.5)     19.8
    Closing              36.90    35.95     28.23       2.6      30.7

Cash dividends
 declared:
  Class A               0.2125   0.2125    0.1134       0.0      87.4
  Class B               0.2550   0.2550    0.1361       0.0      87.4

Book value per common
 share                   20.15    19.53     18.35       3.2       9.8

(A) Combined represents income available to common stockholders divided by the combined total of Class A and Class B weighted average common shares outstanding.






                               ADVANTA
                   BUSINESS CREDIT CARD STATISTICS
                            (in thousands)

                       Three Months Ended          Percent Change From
               -----------------------------------
                Sept. 30,   June 30,    Sept. 30,    Prior     Prior
                  2006        2006        2005      Quarter    Year
               -------------------------------------------------------
New account
 originations      85,392      86,398      57,974     (1.2)%     47.3%
Average number
 of active
 accounts (A)     724,705     687,912     604,486       5.3      19.9
Ending number
 of accounts    1,037,161     978,517     846,472       6.0      22.5
Transaction
 volume        $3,094,702  $3,031,493  $2,513,752       2.1      23.1
Securitization
 volume
 increase
 excluding
 replenishment
 sales         $  125,000  $  275,000  $   96,968     (54.5)     28.9
Average
 receivables:
 Owned         $1,114,122  $  997,754  $  819,870      11.7      35.9
 Securitized    3,388,784   3,222,380   2,751,024       5.2      23.2
               ----------- ----------- -----------
 Managed (B)    4,502,906   4,220,134   3,570,894       6.7      26.1
Ending
 receivables:
 Owned         $1,198,550  $1,062,249  $  822,821      12.8      45.7
 Securitized    3,449,366   3,323,869   2,781,397       3.8      24.0
               ----------- ----------- -----------
 Managed (B)    4,647,916   4,386,118   3,604,218       6.0      29.0

----------------------------------------------------------------------
CREDIT QUALITY
 - OWNED
--------------
Receivables 30
 days or more
 delinquent    $   29,081  $   25,482  $   27,324
Receivables 90
 days or more
 delinquent        13,182      12,560      12,479
As a
 percentage of
 receivables:
 Receivables
  30 days or
  more
  delinquent         2.43%       2.40%       3.32%      1.3%   (26.8)%
 Receivables
  90 days or
  more
  delinquent         1.10        1.18        1.52      (6.8)    (27.6)
Net principal
 charge-offs:
 Amount        $    9,002  $    7,520  $   10,075
 As a
  percentage
  of average
  receivables
  (annualized)       3.23%       3.01%       4.92%      7.3     (34.3)

CREDIT QUALITY
 - SECURITIZED
--------------
Receivables 30
 days or more
 delinquent    $   96,240  $   90,987  $  100,650
Receivables 90
 days or more
 delinquent        43,911      45,008      45,387
As a
 percentage of
 receivables:
 Receivables
  30 days or
  more
  delinquent         2.79%       2.74%       3.62%      1.8%   (22.9)%
 Receivables
  90 days or
  more
  delinquent         1.27        1.35        1.63      (5.9)    (22.1)
Net principal
 charge-offs:
 Amount        $   29,399  $   26,633  $   35,873
 As a
  percentage
  of average
  receivables
  (annualized)       3.47%       3.31%       5.22%      4.8     (33.5)

CREDIT QUALITY
 - MANAGED (B)
--------------
Receivables 30
 days or more
 delinquent    $  125,321  $  116,469  $  127,974
Receivables 90
 days or more
 delinquent        57,093      57,568      57,866
As a
 percentage of
 receivables:
 Receivables
  30 days or
  more
  delinquent         2.70%       2.66%       3.55%      1.5%   (23.9)%
 Receivables
  90 days or
  more
  delinquent         1.23        1.31        1.61      (6.1)    (23.6)
Net principal
 charge-offs:
 Amount        $   38,401  $   34,153  $   45,948
 As a
  percentage
  of average
  receivables
  (annualized)       3.41%       3.24%       5.15%      5.2     (33.8)


(A) Active accounts are defined as accounts with a balance at month-end. Active account statistics do not include charged-off accounts. The statistics reported above are the average number of active accounts for the periods presented.
(B) Managed statistics are non-GAAP financial measures and represent the sum of owned (GAAP) business credit card statistics and securitized business credit card statistics. We believe that performance on a managed basis provides useful supplemental information to investors because we retain interests in the securitized receivables and, therefore, we have a financial interest in and exposure to the performance of the securitized receivables.

    CONTACT: Advanta Corp.
             Amy B. Holderer
             Vice President, Investor Relations
             (215) 444-5335
             aholderer@advanta.com
             or
             David M. Goodman
             Director, Communications
             (215) 444-5073
             dgoodman@advanta.com